Exhibit 10.1

LOCK-UP AND REGISTRATION RIGHTS AGREEMENT

THIS LOCK-UP AND REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of May 17, 2021, and effective as set forth in Section 12(a), is made and entered into by and among (i) Ondas Holdings Inc., a Nevada corporation (the “Parent”), (ii) each of the Persons listed on Schedule A attached hereto (the “Schedule of Holders”) as of the date hereof, and (iii) each of the other Persons set forth from time to time on the Schedule of Holders who, at any time, own Registrable Securities and enter into a joinder to this Agreement agreeing to be bound by the terms hereof (each Person identified in the foregoing (ii) and (iii), a “Holder” and, collectively, the “Holders”).

RECITALS

WHEREAS, the Parent has entered into an Agreement and Plan of Merger, dated May 17, 2021 (the “Merger Agreement”), by and among Drone Merger Sub I Inc., a Delaware corporation and a direct wholly owned subsidiary of the Parent (“Merger Sub I”), Drone Merger Sub II Inc., a Delaware corporation and a direct wholly owned subsidiary of the Parent (“Merger Sub II”), American Robotics, Inc., a Delaware corporation (the “Company”), and Reese Mozer, solely in his capacity as the representative of the Company Stockholders (as defined in the Merger Agreement), setting forth the terms of the acquisition of the Company by the Parent (“Business Combination”); and

WHEREAS, in connection with the Merger Agreement, the Parent shall issue the Parent Payment Shares and Parent Warrants (as such terms are defined in the Merger Agreement), pursuant to the terms of the Merger Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Resale Shelf Registration Rights.

(a) Registration Statement Covering Resale of Registrable Securities. The Parent shall prepare and file or cause to be prepared and filed with the Commission, no later than ninety (90) days following the Closing Date (as defined in the Merger Agreement) (such deadline, the “Filing Deadline”), a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the holders of all of the Registrable Securities held by the Holders (the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be on Form S-3 (“Form S-3”) or such other appropriate form permitting Registration of such Registrable Securities for resale by such Holders. The Parent shall use commercially reasonable efforts to cause the Resale Shelf Registration Statement to be declared effective as soon as possible after filing, but in no event later than the earlier of (i) sixty (60) days following the Filing Deadline or (ii) ten (10) Business Days after the Commission notifies the Parent that it will not review the Resale Shelf Registration Statement, if applicable (the “Effectiveness Deadline”); provided, that the Effectiveness Deadline shall be extended by no more than ninety (90) days after the Filing Deadline if the Registration Statement is reviewed by, and receives comments from, the Commission. Once effective, the Parent shall use commercially reasonable efforts to keep the Resale Shelf Registration Statement continuously effective and shall use commercially reasonable efforts to cause the Resale Shelf Registration Statement to be supplemented and amended to the extent necessary to ensure that such Registration Statement is continuously available or, if not available, to ensure that another Registration Statement is available, under the Securities Act at all times until such date that all of the Holders may immediately sell all of the Registrable Securities owned by each such Holder pursuant to Rule 144 of the Securities Act without any limitations or restrictions as to volume or manner of sale or otherwise (the “Effectiveness Period”). The Resale Shelf Registration Statement shall contain a Prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement (subject to lock-up restrictions provided in this Agreement), and shall provide that such Registrable Securities may be sold pursuant to any method or combination of methods legally available to the Holders.

(b) Notification and Distribution of Materials. The Parent shall notify the Holders in writing of the effectiveness of the Resale Shelf Registration Statement as soon as practicable, and in any event within one (1) Business Day after the Resale Shelf Registration Statement becomes effective, and shall furnish to them, without charge, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement.

(c) Amendments and Supplements. Subject to the provisions of Section 1(a) above, the Parent shall promptly prepare and file with the Commission from time to time such amendments and supplements to the Resale Shelf Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Resale Shelf Registration Statement continuously effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities during the Effectiveness Period. If any Resale Shelf Registration Statement filed pursuant to Section 1(a) is filed on Form S-3 and thereafter the Parent becomes ineligible to use Form S-3 for secondary sales, the Parent shall promptly notify the Holders of such ineligibility and shall file with the Commission a shelf registration on Form S-1 or other appropriate form as promptly as practicable (but in all events no later than 30 days thereafter) to replace the shelf registration statement on Form S-3 and use its commercially reasonable efforts to have such replacement Resale Shelf Registration Statement declared effective as promptly as practicable and to cause such replacement Resale Shelf Registration Statement to remain effective, and shall cause the Resale Shelf Registration Statement to be supplemented and amended to the extent necessary to ensure that such Resale Shelf Registration Statement is continuously available or, if not available, that another Resale Shelf Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities; provided, however, that at any time the Parent once again becomes eligible to use Form S-3, the Parent shall, as promptly as practicable, cause such replacement Resale Shelf Registration Statement to be amended, or shall file a new replacement Resale Shelf Registration Statement, such that the Resale Shelf Registration Statement is once again on Form S-3.

(d) Notwithstanding the registration obligations set forth in this Section 1, in the event the Commission informs the Parent that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Parent agrees to promptly (i) inform each of the Holders thereof and shall file amendments to the Resale Shelf Registration Statement as required by the Commission and/or (ii) withdraw the Resale Shelf Registration Statement and file a new registration statement (a “New Registration Statement”), on Form S-3, or if Form S-3 is not then available to the Parent for such registration statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Parent shall advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”), including without limitation, the Manual of Publicly Available Telephone Interpretations D.29 and successor guidance. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Parent used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities in accordance with the preceding sentence), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by the Holders, subject to a determination by the Commission that certain Holders’ amount of Registrable Securities must be reduced first based on the number of Registrable Securities held by such Holders. In the event the Parent amends the Resale Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Parent shall file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Parent or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Resale Shelf Registration Statement, as amended, or the New Registration Statement.

2. Piggyback Registrations.

(a) Right to Piggyback. If, at any time on or after the date the Parent consummates the Business Combination, Form S-3 is not available to the Parent for the Resale Shelf Registration Statement and the Parent proposes to register any of its securities under the Securities Act (other than (i) pursuant to the Resale Shelf Registration Statement, (ii) in connection with registrations on Form S-4 or S-8 promulgated by the Commission or any successor forms, (iii) a registration relating solely to employment benefit plans, (iv) in connection with a registration the primary purpose of which is to register debt securities, or (v) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Parent shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a Piggyback Registration and, subject to the terms of Sections 2(c) and 2(d) hereof, shall include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Parent has received written requests for inclusion therein within 10 business days after the delivery of the Parent’s notice; provided that any such other holder may withdraw its request for inclusion at any time prior to executing the underwriting agreement or, if none, prior to the applicable registration statement becoming effective. This Section 2(a) shall only apply to Registrable Securities that are issued and outstanding at the time of the Piggyback Registration.

(b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Parent in all Piggyback Registrations, whether or not any such registration became effective.

(c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Parent, and the managing underwriters advise the Parent in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Parent shall include in such registration (i) first, the securities the Parent proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration by the Holders which, in the opinion of such underwriters, can be sold, without any such adverse effect (pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder), and (iii) third, other securities requested to be included in such registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.

(d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Parent’s securities other than holders of Registrable Securities, and the managing underwriters advise the Parent in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Parent shall include in such registration (i) first, the securities requested to be included therein by the holders initially requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration by the Holders which, in the opinion of such underwriters, can be sold, without any such adverse effect (pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder), and (iii) third, other securities requested to be included in such registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.

(e) Other Registrations. If the Parent has previously filed a registration statement with respect to Registrable Securities pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, then the Parent shall not be required to file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form) at the request of any holder or holders of such securities until (1) a period of at least 90 days has elapsed from the effective date of such previous registration, (2) such registration statement has ceased to be effective, or (3) the Parent is no longer eligible to make use of such registration statement for the offer and sale of Registrable Securities, whichever is earlier.

(f) Right to Terminate Registration. The Parent shall have the right to terminate or withdraw any registration initiated by it under this Section 2 whether or not any holder of Registrable Securities has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Parent in accordance with Section 6.

3. Agreements of Holders.

(a) If required by the Applicable Approving Party or the managing underwriter, in connection with any underwritten Public Offering on or after the date hereof, each holder of 1% or more of the outstanding Registrable Securities shall enter into lock-up agreements with the managing underwriter(s) of such underwritten Public Offering in such form as agreed to by the Applicable Approving Party; provided that the applicable lock-up period shall not exceed 90 days.

(b) The holders of Registrable Securities shall use commercially reasonable efforts to provide such information as may reasonably be requested by the Parent, or the managing underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the Registration Statement, including amendments and supplements thereto, in order to effect the Registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the Parent’s obligation to comply with federal and applicable state securities laws.

4. Registration Procedures. In connection with the Registration to be effected pursuant to the Resale Shelf Registration Statement, and whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Parent shall use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Parent shall as expeditiously as reasonably possible:

(a) except in connection with a Piggyback Registration, prepare in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder and, within 60 days following receipt of such request, file with the Commission (1) in the case such request requires a subsequent Resale Shelf Registration Statement, a registration statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective, or (2) in the case an effective Resale Shelf Registration Statement is on file with the Commission and effective, an applicable prospectus or prospectus supplement for the resale of Registrable Securities pursuant to such Resale Shelf Registration Statement (provided that at least five (5) Business Days before filing a registration statement or prospectus or any amendments or supplements thereto, the Parent shall furnish to counsel selected by the Applicable Approving Party copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(b) notify each holder of Registrable Securities of (A) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (B) the receipt by the Parent or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (C) the effectiveness of each registration statement filed hereunder;

(c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement (but not in any event before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(d) furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free-Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(e) during any period in which a prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission, including pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Act;

(f) use its commercially reasonable efforts to register, qualify or secure an exemption from registration with respect to such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the lead underwriter or the Applicable Approving Party reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Parent shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(f), (ii) consent to general service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction);

(g) promptly notify in writing each seller of such Registrable Securities (i) after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) after receipt thereof, of any request by the Commission for the amendment or supplementing of such registration statement or prospectus or for additional information, and (iii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Parent promptly shall prepare, file with the Commission and furnish to each such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(h) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Parent are then listed and, if not so listed, to be listed on a securities exchange and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with FINRA;

(i) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(j) enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Applicable Approving Party or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares and preparing for and participating in such number of “road shows”, investor presentations and marketing events as the underwriters managing such offering may reasonably request);

(k) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Parent as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Parent’s officers, managers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(l) take all reasonable actions to ensure that any Free-Writing Prospectus utilized in connection with any Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(m) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission;

(n) permit any holder of Registrable Securities who, in its good faith judgment (based on the advice of counsel), could reasonably be expected to be deemed to be an underwriter or a controlling Person of the Parent to participate in the preparation of such registration or comparable statement and to require the insertion therein of material furnished to the Parent in writing, which in the reasonable judgment of such holder and its counsel should be included;

(o) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Parent shall use its commercially reasonable efforts promptly to obtain the withdrawal of such order;

(p) use its commercially reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(q) cooperate with the holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement and enable such securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such holders may request;

(r) cooperate with each holder of Registrable Securities covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(s) if such registration includes an underwritten public offering, use its commercially reasonable efforts to obtain a cold comfort letter from the Parent’s independent public accountants and addressed to the underwriters, in customary form and covering such matters of the type customarily covered by cold comfort letters as the underwriters in such registration reasonably request;

(t) provide a legal opinion of the Parent’s outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature, which opinion shall be addressed to the underwriters;

(u) if the Parent files an Automatic Shelf Registration Statement covering any Registrable Securities, use its commercially reasonable efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

(v) if the Parent does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold; and

(w) if an Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at the end of the third year, refile a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when the Parent is required to re-evaluate its WKSI status the Parent determines that it is not a WKSI, use its commercially reasonable efforts to refile the registration statement on Form S-3 and keep such registration statement effective (including by filing a new Resale Shelf Registration or Shelf Registration, if necessary) during the period throughout which such registration statement is required to be kept effective.

5. Termination of Rights. Notwithstanding anything contained herein to the contrary, the right of any Holder to include Registrable Securities in any Piggyback Registration shall terminate on such date that such Holder may immediately sell all of the Registrable Securities owned by such Holder pursuant to Rule 144 of the Securities Act without any limitations or restrictions as to volume or manner of sale or otherwise.

6. Registration Expenses.

(a) All expenses incident to the Parent’s performance of or compliance with this Agreement, including, without limitation, all registration, qualification and filing fees, listing fees, fees and expenses of compliance with securities or blue sky laws, stock exchange rules and filings, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Parent and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other Persons retained by the Parent (all such expenses being herein called “Registration Expenses”), shall be borne by the Parent as provided in this Agreement and, for the avoidance of doubt, the Parent also shall pay all of its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Parent are then listed. Each Person that sells securities pursuant to a Piggyback Registration hereunder shall bear and pay all underwriting discounts and commissions and transfer taxes applicable to the securities sold for such Person’s account.

(b) the Parent shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements, not to exceed $15,000 with respect to any such Registration, of one counsel and one local counsel (if necessary) chosen by the Applicable Approving Party for the purpose of rendering a legal opinion on behalf of such holders in connection with any Piggyback Registration.

(c) To the extent Registration Expenses are not required to be paid by the Parent, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder’s securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

7. Indemnification.

(a) The Parent agrees to (i) indemnify and hold harmless, to the fullest extent permitted by law, each Holder and their respective officers, directors, members, partners, agents, affiliates and employees and each Person who controls such Holder (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, actions, damages, liabilities and expenses caused by (A) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) any violation or alleged violation by the Parent of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Parent and relating to action or inaction required of the Parent in connection with any such registration, qualification or compliance, and (ii) pay to each Holder and their respective officers, directors, members, partners, agents, affiliates and employees and each Person who controls such Holder (within the meaning of the Securities Act or the Exchange Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except insofar as the same are caused by or contained in any information furnished in writing to the Parent or any managing underwriter by such Holder expressly for use therein; provided, however, that the indemnity agreement contained in this Section 7 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Parent (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Parent be liable in any such case for any such claim, loss, damage, liability or action to the extent that it solely arises out of or is based upon an untrue statement of any material fact contained in the registration statement or omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the registration statement, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration statement. In connection with an underwritten offering, the Parent shall indemnify any underwriters or deemed underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b) In connection with any registration statement in which a holder of Registrable Securities is participating, (1) each such holder shall furnish to the Parent in writing such information as the Parent reasonably requests for use in connection with any such registration statement or prospectus and, (2) to the extent permitted by law, shall indemnify the Parent, its officers, directors, employees, agents and representatives and each Person who controls the Parent (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information expressly furnished in writing by such holder to the Parent; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds actually received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (as well as one local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration, at the expense of the indemnifying party. No indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Sections 7(a) or 7(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 7(c), defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The sellers’ obligations in this Section 7(d) to contribute shall be several in proportion to the amount of securities registered by them and not joint and shall be limited to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration.

(e) The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

8. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (b) completes and executes all questionnaires, powers of attorney, custody agreements, stock powers, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Parent or the underwriters (other than representations and warranties regarding such holder, such holder’s title to the securities, such Person’s authority to sell such securities and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Parent or the underwriters with respect thereto that are more burdensome than those provided in Section 7. Each holder of Registrable Securities shall execute and deliver such other agreements in customary form as may be reasonably requested by the Parent and the lead managing underwriter(s) that are consistent with such holder’s obligations under Section 3, Section 4 and this Section 8 or that are reasonably necessary to give further effect thereto. To the extent that any such agreement is entered into pursuant to, and consistent with, Section 3 and this Section 8, the respective rights and obligations created under such agreement shall supersede the respective rights and obligations of the holders, the Parent and the underwriters created pursuant to this Section 8.

9. Other Agreements; Certain Limitations on Registration Rights. The Parent shall file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and shall take such further action as the Holders may reasonably request, all to the extent required to enable such Persons to sell securities pursuant to (a) Rule 144 adopted by the Commission under the Securities Act (as such amended or successor rule as may be amended from time to time) or any similar rule or regulation hereafter adopted by the Commission or (b) a registration statement on Form S-3 or any similar registration form hereafter adopted by the Commission. Upon request, the Parent shall promptly deliver to the Holders a written statement as to whether it has complied with such requirements. The Parent shall at all times use its commercially reasonable efforts to cause the securities registered or to be registered pursuant hereto to be listed, or continue to be listed, on one or more of the New York Stock Exchange, the New York Stock Exchange American and the Nasdaq Stock Market. The Parent shall use its best efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities and delivery of any opinions requested by the transfer agent.

10. Lock-Up Provisions.

(a) Each Lock-Up Holder agrees that it, he or she shall not Transfer any Common Stock until 180 days after the Closing Date (the “Lock-Up Period”).

(b) Notwithstanding the provisions set forth in Section 10(a), Transfers of shares of Common Stock (collectively, “Restricted Securities”) that are held by the Lock-Up Holders or any of their Permitted Transferees (that have complied with this Section 10), are permitted (i) to the Parent’s officers or directors, any affiliate or family member of any of the Parent’s officers or directors, any affiliate of such Lock-Up Holder or any member of such Lock-Up Holder; (ii) in the case of an individual, without consideration, to a member of such individual’s immediate family or to a trust, the beneficiaries of which are one or more members of such individual’s immediate family or affiliates of such individual, any other entity formed for the direct or indirect benefit of such individual or such individual’s immediate family members or a corporation, partnership, limited liability company or other entity of which the individual or any immediate family member is the owner of the equity securities or similar interests; (iii) by contribution or gift to any charitable or not-for-profit entity or organization (iv) in the case of an individual, by will or by virtue of laws of intestacy, descent and/or distribution upon death of such individual; (v) pursuant to an order of a court or applicable government agency; (vi) in the case of a Holder that is a corporation or other entity, by virtue of the laws of the jurisdiction of formation of such Holder or a Lock-Up Holder’s organizational documents upon dissolution of such Lock-Up Holder (each such transferee, a “Permitted Transferee”); provided, however, that, in the case of clauses (i) through (iv) and clause (vi), any such Permitted Transferees must enter into a written agreement with the Parent agreeing to be bound by the transfer restrictions herein in this Section 10(b) and the other restrictions contained in this Agreement solely during the Lock-Up period.

(c) If any Transfer not permitted under this Section 10 is made or attempted contrary to the provisions of this Agreement, such purported prohibited Transfer shall be null and void ab initio, and the Parent shall refuse to recognize any such purported transferee as one of its equity holders for any purpose. In order to enforce this Section 10(c), the Parent may impose stop-transfer instructions with respect to the Restricted Securities of a Holder (and Permitted Transferees and assigns thereof) until the end of the applicable Lock-Up Period.

(d) During the Lock-Up Period, each certificate or book-entry position evidencing any Restricted Securities held by a Lock-Up Holder shall be marked with a legend in substantially the following form, in addition to any other applicable legends:

“IN ADDITION, THE RIGHT TO SELL THE SHARES OF COMPANY COMMON STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO A REGISTRATION RIGHTS AND LOCK-UP AGREEMENT, A COPY OF WHICH IS ON FILE AT THE ISSUER’S PRINCIPAL PLACE OF BUSINESS.”

(e) For the avoidance of doubt, each Lock-Up Holder shall retain all of its rights as a stockholder of the Parent with respect to the Restricted Securities it holds during the Lock-Up Period, including the right to vote any such Restricted Securities that are entitled to vote. The Parent agrees to (i) use commercially reasonable efforts to cause its transfer agent to remove the legends in Section 10(d) upon the expiration of the applicable Lock-Up Period, and (ii) cause its legal counsel, at the Parent’s expense, to deliver the necessary legal opinions, if any, to the transfer agent in connection with the instruction under Section 10(e)(i) in each case such that the Restricted Securities held by each Lock-Up Holder will be entitled to be freely Transferred without contractual restriction immediately upon the date that is 180 days after the Closing Date.

11. Definitions.

(a) “Applicable Approving Party” means the holders of a majority of the Registrable Securities participating in the applicable offering.

(b) “Business Day” means any day except Saturday, Sunday or any days on which banks are generally not open for business in New York, New York.

(c) “Commission” means the U.S. Securities and Exchange Commission.

(d) “Common Stock” means the Common Stock of the Parent, par value $0.0001 per share.

(e) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(f) “Fair Market Value” means (i) in the case of any publicly traded security, the average of the closing sale prices thereof on the principal market on which it is traded for the last five (5) full trading days prior to the determination, and (ii) in the case of any other asset or property, the price, determined by the Board of Directors of the Parent, at which a willing seller would sell and a willing buyer would buy such asset or property, as of the applicable valuation determination date (without taking into account events subsequent to that date) in an arm’s-length transaction.

(g) “FINRA” means the Financial Industry Regulatory Authority, Inc.

(h) “Free-Writing Prospectus” means a free-writing prospectus, as defined in Rule 405 of the Securities Act.

(i) “Lock-Up Holders” means those Holders set forth on Schedule B hereto.

(j) “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(k) “Prospectus” means the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

(l) “Public Offering” means any sale or distribution by the Parent and/or holders of Registrable Securities to the public of Common Stock pursuant to an offering registered under the Securities Act.

(m) “Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a Registration Statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such Registration Statement becoming effective.

(n) “Registrable Securities” means, with respect to any Holder, (i) any outstanding Parent Payment Shares to be issued to such Holder pursuant to the Merger Agreement, (ii) any shares of Common Stock issuable upon the exercise of the Parent Warrants to be issued to such Holder pursuant to the Merger Agreement (the “Parent Warrant Shares”), and (iii) any Common Stock issued or issuable with respect to the securities referred to in the clauses (i) and (ii) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities on such date that such Holder may immediately sell all of the Registrable Securities owned by such Holder pursuant to Rule 144 of the Securities Act without any limitations or restrictions as to volume or manner of sale or otherwise.

(o) “Registration Statement” means any registration statement filed by the Parent with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Common Stock or Registrable Securities, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement (other than a registration statement on Form S-4 or Form S-8, or their successors).

(p) “Rule 144”, “Rule 405”, and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Commission, as the same shall be amended from time to time, or any successor rule then in force.

(q) “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(r) “Shelf Participant” means any holder of Registrable Securities listed as a potential selling stockholder in connection with the Resale Shelf Registration Statement or the Shelf Registration or any such holder that could be added to such Resale Shelf Registration Statement or Shelf Registration without the need for a post-effective amendment thereto or added by means of an automatic post-effective amendment thereto.

(s) “Transfer” means shall mean the (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

(t) “WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

12. Miscellaneous.

(a) Effectiveness. This Agreement shall become effective upon the Closing Date; provided, that in the event the Merger Agreement is terminated in accordance with its terms, this Agreement shall not become effective and the provisions hereof shall be of no effect.

(b) No Inconsistent Agreements. The Parent shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates or in any way impairs the rights granted to the Holders in this Agreement.

(c) Entire Agreement. This Agreement and the Merger Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions among the parties hereto, written or oral, with respect to the subject matter hereof.

(d) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(e) Other Registration Rights. Other than as set forth in the Parent’s filings with the Commission, the Parent represents and warrants that no person, other than a holder of Registrable Securities pursuant to this Agreement, has any right to require the Parent to register any securities of the Parent for sale or to include such securities of the Parent in any Registration Statement filed by the Parent for the sale of securities for its own account or for the account of any other person. Further, the Parent represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

(f) Amendments and Waivers. Compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified, with the written consent of the Parent and (i) in the case of the provisions, covenants and conditions set forth in Section 10, the consent of Holders holding at least a majority in interest of the outstanding shares of Common Stock then held by the Lock-Up Holders or (ii) in the case of any other provision, covenant or condition, the Holders of at least a majority in interest of the Registrable Securities at the time in question; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Parent, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. Any amendment or waiver effected in accordance with this Section 12(e) shall be binding upon each Holder and the Parent. No course of dealing between any Holder or the Parent and any other party hereto or any failure or delay on the part of a Holder or the Parent in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Parent. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

(g) Successors and Assigns; No Third-Party Beneficiaries. This Agreement and the rights, duties and obligations of the Parent hereunder may not be assigned or delegated by the Parent in whole or in part. A Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, to (a) a Permitted Transferee of such Holder or (b) any Person with the prior written consent of the Parent. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and permitted assigns. This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement. No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Parent unless and until the Parent shall have received (i) written notice of such assignment as provided in this Section 12(f) and (ii) the written agreement of the assignee, in a form reasonably acceptable to the Parent, to be bound by the terms and provisions of this Agreement. Any transfer or assignment made other than as provided in this Section 12(f) shall be null and void.

(h) All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

(i) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

(j) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties. Any such counterpart delivered by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail or by electronic signature delivered by electronic transmission (any such delivery, “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of Electronic Delivery to deliver a counterpart or signature, or the fact that any counterpart or signature was transmitted or communicated through the use of Electronic Delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

(k) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” herein shall mean “including without limitation.”

(l) Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware or any federal court within the District of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the Court of Chancery of the State of Delaware or any federal court within the District of Delaware, (d) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in the Court of Chancery of the State of Delaware or such Federal court. Each party agrees that (i) this Agreement involves at least $100,000.00 and (ii) this Agreement has been entered into by the parties in express reliance upon 6 Del. C. § 2708. Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Any judgment from any such court described above may, however, be enforced by any party in any other court in any other jurisdiction.

(m) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or email or by registered or certified mail (postage prepaid, return receipt requested) to each Holder at the address indicated on the Schedule of Holders attached hereto and to the Parent at the address indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 12(l)):

if to the Parent:

Ondas Holdings Inc.

61 Old South Road, #495

Nantucket, MA 02554

Attention:	Eric Brock, Chairman and Chief Executive Officer
Stewart Kantor, Chief Financial Officer
Email:	eric.brock@ondas.com
stewart.kantor@ondas.com

with a copy to (which shall not constitute notice):

Akerman LLP

201 E. Las Olas Suite 1800

Fort Lauderdale, Florida 33301

Attention:	Michael Francis and Christina Russo
Email:	michael.francis@akerman.com
christina.russo@akerman.com

(n) Mutual Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS Section 12(m).

(o) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above, effective as provided herein.

ONDAS HOLDINGS INC.

By:	/s/ Eric Brock
	Name:	Eric Brock
	Title:	Chief Executive Officer

Complete the following as appropriate:

INDIVIDUAL HOLDER If you are an individual, print your name and sign below	ENTITY HOLDER If you are signing on behalf of an entity, please print the name of the entity, sign below, and indicate your name and title

Charles Parkhurst
Name of Individual (Please print)	Name of Entity (Please print)

/s/ Charles Parkhurst	By:
Signature	Name:
Title:

Holder Address for Notices:

______________________________

______________________________

______________________________

Facsimile: _____________________

Attention: _____________________

Complete the following as appropriate:

INDIVIDUAL HOLDER If you are an individual, print your name and sign below	ENTITY HOLDER If you are signing on behalf of an entity, please print the name of the entity, sign below, and indicate your name and title

Eitan Babcock
Name of Individual (Please print)	Name of Entity (Please print)

/s/ Eitan Babcock	By:
Signature	Name:
Title:

Holder Address for Notices:

______________________________

______________________________

______________________________

Facsimile: _____________________

Attention: _____________________

Complete the following as appropriate:

INDIVIDUAL HOLDER If you are an individual, print your name and sign below	ENTITY HOLDER If you are signing on behalf of an entity, please print the name of the entity, sign below, and indicate your name and title

Vijay Somandepalli
Name of Individual (Please print)	Name of Entity (Please print)

/s/ Vijay Somandepalli	By:
Signature	Name:
Title:

Holder Address for Notices:

______________________________

______________________________

______________________________

Facsimile: _____________________

Attention: _____________________

Complete the following as appropriate:

INDIVIDUAL HOLDER If you are an individual, print your name and sign below	ENTITY HOLDER If you are signing on behalf of an entity, please print the name of the entity, sign below, and indicate your name and title

Reese Mozer
Name of Individual (Please print)	Name of Entity (Please print)

/s/ Reese Mozer	By:
Signature	Name:
Title:

Holder Address for Notices:

______________________________

______________________________

______________________________

Facsimile: _____________________

Attention: _____________________

Schedule A

Schedule of Holders

●	Reese Mozer

●	Vijay Somandepalli

●	Charles Parkhurst

●	Eitan Babcock

Address for Holders set forth above:

American Robotics, Inc.

53 Brigham St Unit 4

Marlborough, MA 01752

Attention:	Reese Mozer
Email:	reese@americanrobotics.com

with a copy (which shall not constitute notice) to:

Hogan Lovells US LLP

555 Thirteenth Street, NW

Washington, DC 20004

Attention:	Lisa Ellman
Randy Segal
Gabrielle Witt
Telephone:	202-637-5600
Email:	lisa.ellman@hoganlovells.com
randy.segal@hoganlovells.com
gabrielle.witt@hoganlovells.com

Schedule B

Lock-Up Holders

●	Reese Mozer

●	Vijay Somandepalli

●	Charles Parkhurst

●	Eitan Babcock